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                                                                 Exhibit 10.30


                               AMENDMENT NO. 1 TO

                                     WARRANT

         This Amendment No. 1 to Warrant (this "Amendment") between Motorcar Parts & Accessories, Inc., a New York corporation ("Company"), and Wells Fargo Bank, N.A. ("Holder") is made effective as of May 31, 2001.

                                    RECITALS

         A. Reference is made to that certain Warrant dated as of April 20, 2000 (as amended, the "Warrant") by and between Company and Holder. Capitalized terms used herein without definition have the meanings assigned thereto in the Warrant.

         B. Concurrently with the execution and delivery of this Amendment, the Company and Holder are entering into that certain Second Amended and Restated Credit Agreement (the "Credit Agreement").

         C. Execution and delivery of this Amendment by the Company is a condition precedent to the effectiveness of the Credit Agreement..-

         D. On the terms and subject to the conditions set forth herein, the Company has agreed to reduce the Purchase Price of the Warrant Shares from $2.045 to $0.01 per share.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1.       AMENDMENT TO WARRANT.

                  1.1 AMENDMENT TO PURCHASE PRICE. The definition of "Purchase Price" set forth in the first paragraph of the Warrant is amended to read as follows:

                           "a price per share of $0.01 (the "Purchase Price")"

                  1.2 AMENDMENT TO SECTION 4.3(a). For purposes of the calculation set forth in the last sentence of Section 4.3(a), clause (A) of such sentence is amended and restated to read in its entirety as follows:



                           "(A) the numerator is $0.01, and"
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         2.       MISCELLANEOUS

                  2.1 GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF CALIFORNIA.

                  2.2 COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Amendment may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

                  2.3 NO OTHER AMENDMENT. Except as specifically amended by this Amendment, the Warrant shall remain unchanged and in full force and effect and is hereby ratified and confirmed. Each reference in the Warrant to "this Warrant", "hereunder", "hereof", "herein" or words of like import referring to the Warrant, and each reference to Warrant in any other agreement to which Company and Holder are party, shall mean and be a reference to the Warrant as amended by this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

MOTORCAR PARTS & ACCESSORIES,                WELLS FARGO BANK, NATIONAL
INC., a New York corporation                 ASSOCIATION

By:                                          By:
   ----------------------------------           --------------------------------
    Anthony P. Souza                              Edith R. Lim
    Chief Executive Officer and                   Vice President
    President

By:
   ----------------------------------
    Charles W. Yeagley
    Chief Financial Officer